                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ---------------------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):    March 10, 1997
                                                           --------------


                            GRC INTERNATIONAL, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                   1-7517                    95-2131929
  ----------------      ------------------------       -------------------
    (State of           (Commission File Number)        (I.R.S. Employer
   Incorporation)                                      Identification No.)

                  1900 Gallows Road, Vienna, Virginia  22182
      ------------------------------------------------------------------
              (Address of principal executive office)  (Zip Code)


                                (703) 506-5000
                        -------------------------------
                        (Registrant's telephone number)

Item 5.    Other Events.
           ------------

On March 10, 1997, GRC International Inc. announced its board of directors has unanimously elected Joseph R. Wright Jr., 58, as its new chairman. Wright has been a member of the GRCI board since November 1994.

In making the announcement, GRC International President and CEO Jim Roth said, "I am very pleased that we have been able to elect a chairman with credentials in both the government and private sectors as outstanding as those Joe brings to the position. His strong business acumen and senior-level government experience will serve GRCI very well as we seek to position the company to best address the opportunities that lie before it. Both Joe and I look forward to continuing the close working relationship we have developed over the past several months."

Wright added that he is "highly encouraged by the potential within GRCI and I look forward to working with Jim as he brings the company quickly back to profitability and a growth profile."

Wright currently is chairman and CEO of AVIC Group International Inc. (AMEX:
AV), a public company establishing joint ventures to develop, finance, build and maintain telecommunications networks in the People's Republic of China.

From 1981 to 1982, Wright served as deputy secretary of the Department of Commerce, then spent the next six years as deputy director of the White House Office of Management and Budget (OMB). He was a member of the President's Cabinet as director of OMB from 1988 to 1989, prior to becoming vice chairman and executive vice president of W.R. Grace & Co., positions he held from 1989 until 1994. Earlier in his career, Wright was president of Citicorp Retail Services and Retail Consumer Services from 1976 to 1981, and was a partner at Booz, Allen and Hamilton Inc.

In addition to his current positions with AVIC Group International and GRC International, Wright is vice chairman of The Jefferson Group Inc. and co-chairman of Baker & Taylor Holdings Inc. He also serves on the boards of directors of Travelers Group Inc., Netmatics Inc., and Deswell Industries. He is a Member of the Board of Advisors of Barington Capital Corporation and Great Lakes Pulp and Fiber Corporation, a director of the Washington Scholarship foundation, a trustee of Hampton University and chairman of their Investment Committee, a director of Citizens for a Sound Economy, and a member of Chief Executives Organization and Young Presidents' Organization.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

     (c)          Exhibits.
                  --------

     Exhibit No.  Description
     -----------  -----------

        99.1      Press Release dated March 10, 1997


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                GRC INTERNATIONAL, INC.


Date:  March 12, 1997                           By: /s/ Thomas E. McCabe
                                                    --------------------------
                                                    Thomas E. McCabe
                                                    Senior Vice President,
                                                    General Counsel & Secretary

                                       3